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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
      PURSUANT TO SECTION 13 OR 15d OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2006
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                          WILMINGTON TRUST CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          Delaware                      1-14659                 51-0328154
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(State or other jurisdiction       (Commission File            (IRS Employer
      of incorporation)                 Number)           Identification Number)

                Wilmington Trust Corporation
                     Rodney Square North
                  1100 North Market Street
                    Wilmington, Delaware                                19890
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          (Address of principal executive offices)                    (Zip Code)
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Registrant's telephone number, including area code: (302) 651-1000
                                                   -----------------------------

________________________________________________________________________________
         (Former names or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     230.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On July 20, 2006, the Board of Directors of Wilmington Trust Corporation (the
"Corporation") elected Donald E. Foley as a member of the Board's Class of 2009.

Mr. Foley has been Senior Vice President, Treasurer, and Director of Taxes at
ITT Corporation, a diversified manufacturer of electrical, defense, fluid technologies, and other industrial products, since 2003. He joined ITT in 1966 as Vice President and Treasurer, and assumed responsibility as Director of Taxes in 2000.

Mr. Foley is responsible for ITT's capital structure and financing activities, cash management, pension and investment activities, insurance, commodity, and financial risk management. He has global tax responsibility for the company.
He serves on the company's Executive Council, is Chairman of ITT Industries of Canada, and serves on the boards of other international subsidiaries of the company as well as on the boards of several charitable organizations.

From 1989 to 1996, Mr. Foley served as Assistant Treasurer of International
Paper, responsible for financing, foreign exposure management, and tax-efficient structuring of that company's international business. Prior to that, he worked at Mobil Corporation in capital market, treasury, and tax-related assignments and at General Electric, where he held accounting, financial planning, and treasury positions.

As previously disclosed in our proxy statement, Wilmington Trust's directors receive an annual retainer of $30,000 and $2,000 for each Board meeting and
$1,200 for each committee meeting they attend.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        WILMINGTON TRUST CORPORATION


Dated: July 26, 2006                    By: /s/ Ted T. Cecala
                                            ------------------------------------
                                        Name:  Ted T. Cecala,
                                        Title: Chairman of the Board and
                                               Chief Executive Officer